John Hancock
High Income
Fund

SEMI
ANNUAL
REPORT

11.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 29


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October and November, the broad Standard & Poor's 500 Index is down 17% year to date through November, the Dow Jones Industrial Average is off 9% and the technology-laden Nasdaq Composite Index has fallen 24%. Investors in equity mutual funds have been unable to escape the market's descent, as almost 98% of all U.S. diversified equity funds have produced negative results through November, according to Lipper, Inc., and the average equity fund has lost 18%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
high current
income by investing
primarily in
U.S. and foreign
bonds rated
BBB/Baa or lower
and their unrated
equivalents.

Over the last six months

* High-yield bonds struggled through the summer and early fall, but rebounded in the final months of the period.

* The prospect of war and rising energy costs helped the Fund's oil and gas holdings.

* High-quality companies in the high-yield bond sector performed best.

[Bar chart with heading "John Hancock High Income Fund." Under the heading is a note that reads "Fund performance for the six months ended November 30, 2002." The chart is scaled in increments of 1% with -1% at the bottom and 0% at the top. The first bar represents the -0.35% total return for Class A. The second bar represents the -0.71% total return for Class B. The third bar represents the -0.71% total return for Class C. The fourth bar represents the -0.21% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

2.5%  Garden State Newspapers
2.3%  Republic of Panama
2.3%  Petroleum Helicopters
2.3%  MDP Acquisitions
2.2%  Federation of Russia
2.2%  Advanced Medical Optics
2.2%  Sinclair Broadcast Group
2.2%  Wynn Las Vegas LLC
2.2%  Allied Waste North America
2.0%  CSC Holdings

As a percentage of net assets on November 30, 2002.



MANAGERS'
REPORT

BY FREDERICK L. CAVANAUGH, JR. AND DANIEL S. JANIS, III,
PORTFOLIO MANAGERS

John Hancock
High Income Fund

After taking a beating this past summer and early fall, high-yield corporate bonds have rebounded more recently, although their returns for the six-month period ended November 30, 2002, remained in negative territory. The market's early weakness can be chalked up to a number of factors. First, there was the slump in stock prices. High-yield bonds -- those rated below investment grade -- tend to trade more like stocks than other types of bonds. That's because the price of a high-yield company's bonds will be impacted by good or bad news, such as a quarterly earnings' report, just like stock prices. So if stocks are weak, there is a tendency for high-yield bonds to be affected. Another big problem was mounting supply, as the number of firms that got downgraded from investment-grade debt ratings to below-investment-grade status increased. Additionally, an overriding issue was the pace of the economy, and whether it would be strong enough to boost the prospects for issuers of high-yield debt. Finally, investors became increasingly skittish and risk-averse amid the financial scandals that engulfed companies such as Enron, Global Crossing, Adelphia Communications and WorldCom.

"...the problems high-
 yield bonds experienced
 were reflected in the
 spread between interest
 rates on them and U.S.
 Treasury debt."

All the problems high-yield bonds experienced were reflected in the spread between interest rates on them and U.S. Treasury debt. The spread -- which hit a 12-month high of almost 11 percentage points in October -- was an indication of just how much more interest investors demanded for accepting the increased risks high-yield bonds posed. But from about mid-October through the end of November, high-yield or "junk" bonds were on a tear, posting strong gains in response to a change in investor sentiment. Investors began to return to the high-yield market, prompted by signs that the economy was improving, seemingly diminished fears of credit risk and a feeling among some bargain hunters that the high-yield market was oversold. Changes to fiscal policy (the Federal Reserve Board cut interest rates by half of a percentage point) and some on the political front (a mid-term election that yielded a Republican-controlled House and Senate) also seemed to steady investors' confidence.

[Photos of Fred Cavanaugh and Dan Janis flush right next to first paragraph.]

FUND PERFORMANCE

For the six months ended November 30, 2002, John Hancock High Income Fund's Class A, Class B, Class C and Class I shares posted total returns of -0.35%, -0.71%, -0.71% and -0.21%, respectively, at net asset value. Those returns compared with the -3.76% return of the average high income fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

"Our focus on the higher-
 quality names within the
 high-yield sector also
 aided performance."

One factor behind the Fund's relative outperformance was our higher-than-normal stake in short-term investments during periods when the market was weakest. At one point in the summer, we had 20% of the Fund in a short-term Treasury position, based on our concerns -- which ultimately were validated -- about the economic and political environment. But as we became somewhat more comfortable that the economy was veering closer toward growth, we significantly reduced the position by the period's end.

[Table at top left-hand side of page entitled "Quality distribution." The first listing is 1%-AA, the second is 13%-BBB, the third 23%-BB, the fourth 50%-B, and the fifth 8%-CCC.]

HIGH-YIELD WINNERS AND LOSERS

Our focus on the higher-quality names within the high-yield sector also aided performance. As typically is the case during periods of market stress, those high-yield issuers with the better financial profiles and less likely chance of defaulting fared the best.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 11-30-02." The chart is divided into three sections (from top to left): Corporate bonds 88%, Foreign government bonds 7% and Short-term investments 5%.]

That said, the biggest contributor to our performance was individual security selection. We use bottom-up research to identify securities that are priced attractively, focusing on bonds issued by companies we believe are in reasonable financial shape. We also maintain a long-held commitment to diversification, which helps us to avoid the pitfalls of tying performance to a handful of individual securities or industry groups.

Among our top-performing individual holdings were several oil companies, whose prices were driven higher in part by the prospects of rising energy prices if a war with Iraq takes place. Chesapeake Energy, for example, was helped by that factor, as well as by its ability to successfully hedge against declining natural gas prices, and news that it would acquire one of its rivals. Wireless telephone company Nextel Partners also had a good performance, thanks mainly to its debt buy-back program and better third quarter earnings. Improving sentiment about the telecommunications sector overall helped lift our holdings in Crown Castle, an operator of wireless infrastructure.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Chesapeake Energy followed by an up arrow with the phrase "Rising oil prices, acquisitions boosts financial health." The second listing is Nextel Partners followed by an up arrow with the phrase "Better financial results." The third listing is Corporation Durango followed by a down arrow with the phrase "Boiler explosion causes decline in paper sales."]

On the flip side, our holdings in paper company Corporacion Durango weakened when sales declined due to a boiler explosion at the company's Georgia-based paper mill. Another Mexican company, Grupo Iusacell, also disappointed us. The wireless service provider struggled to restructure its debt, and ultimately was downgraded by one of the major rating agencies.

"The recent rebound in
 high-yield bond prices has
 provided us with some
 reason for optimism."

OUTLOOK

The recent rebound in high-yield bond prices has provided us with some reason for optimism. A number of economic indicators seem to be pointing to a stronger recovery, prompting investors to begin dipping their toes in the high-yield waters once again. But whether these trends are sustainable remains to be seen. So we plan to maintain a cautious approach -- keeping our investments tilted toward the higher-quality tiers of the high-yield market -- until we get a clearer indication that these events are sustainable enough to give the market a better backdrop.


This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks, and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
November 30, 2002

The index used for
comparison is the
Merrill Lynch High Yield
Master II Index, an
index composed of U.S.
currency high-yield
bonds, issued by U.S.
and non-U.S. issuers.

It is not possible to
invest in an index.

                               Class A      Class B      Class C      Class I 1      Index
Inception date                  3-1-01       3-1-01       3-1-01       3-1-01           --

Average annual returns with maximum sales charge (POP)
One year                        -3.93%       -4.61%       -1.91%        0.88%       -4.06%
Since inception                  0.81%        0.75%        2.24%        3.77%       -3.71%

Cumulative total returns with maximum sales charge (POP)
Six months                      -4.81%       -5.48%       -2.67%       -0.21%       -5.73%
One year                        -3.93%       -4.61%       -1.91%        0.88%       -4.06%
Since inception                  1.42%        1.32%        3.95%        6.68%       -6.41%

SEC 30-day yield as of November 30, 2002
                                 8.50%        8.18%        8.12%        9.21%           --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Merrill Lynch High Yield Master II Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock High Income Fund, before sales charge, and is equal to $10,619 as of November 30, 2002. The second line represents the same hypothetical $10,000 investment made in the John Hancock High Income Fund, after sales charge, and is equal to $10,142 as of November 30, 2002. The third line represents the Index and is equal to $9,359 as of November 30, 2002.

                                  Class B          Class C 1       Class I 2
Period beginning                   3-1-01           3-1-01          3-1-01
Without sales charge              $10,499          $10,499         $10,669
With maximum sales charge         $10,099          $10,394              --
Index                              $9,359           $9,359          $9,359

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of November 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
November 30, 2002
(unaudited)

This schedule is divided into two main categories: bonds and short-term investments. The bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                           INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                  RATE        RATING*   (000s OMITTED)        VALUE

BONDS 95.08%                                                                         $17,573,077
(Cost $17,699,259)

Advertising Services 0.57%                                                              $106,125
RH Donnelley Financing Corp. I,
  Sr Note 12-15-10 (R)                           8.875%    B+               $100         106,125

Banks -- United States 2.62%                                                             483,671
Colonial Bank,
  Sub Note 06-01-11                              9.375     BBB-              150         159,027
Sumitomo Mitsui Banking Corp.
  (New York Branch),
  Sub Note Tier II 06-15-12                      8.000     BBB-              300         324,644

Commercial Services 0.31%                                                                 57,750
Coinmach Corp.,
  Sr Note 02-01-10                               9.000     B                  55          57,750

Containers 3.55%                                                                         656,100
BWAY Corp.,
  Sr Sub Note 10-15-10 (R)                      10.000     B-                200         204,500
Owens-Brockway Glass Container, Inc.,
  Gtd Sr Sec Note 02-15-09                       8.875     BB                140         145,600
Riverwood International Corp.,
  Gtd Sr Sub Note 04-01-08                      10.875     CCC+              300         306,000

Finance 1.77%                                                                            326,500
Midland Funding Corp. II,
  Deb Ser A 07-23-05                            11.750     BB-               200         202,000
Vicap S.A. de C.V.,
  Gtd Sr Note (Mexico) 05-15-07                 11.375     B+                150         124,500

Food 0.57%                                                                               106,000
Dean Foods Co.,
  Sr Note 08-01-07                               8.150     BB-               100         106,000

Government -- Foreign 7.32%                                                            1,352,189
Colombia, Republic of,
  Gtd Note (Colombia) 04-09-11                   9.750     BBB               316         316,229
Panama, Republic of,
  Bond (Panama) 02-08-11                         9.625     BB                250         270,000
  Bond (Panama) 01-16-23                         9.375     BB                150         149,250
Philippines, Republic of,
  Bond (Philippines) 01-18-17                    9.375     BB+               200         203,000
Russia, Federation of,
  Unsub Deb (Russia) 06-26-07                   10.000     B                 298         339,422
  Unsub Ser REGS (Russia) 03-31-10               8.250     B                  70          74,288

Leisure 18.18%                                                                         3,359,775
AMC Entertainment, Inc.,
  Sr Sub Note 02-01-11                           9.500     CCC+              300         294,750
Chukchansi Economic Development Authority,
  Sr Note 06-15-09 (R)                          14.500     Caa1              200         198,000
Coast Hotels and Casinos, Inc.,
  Sr Sub Deb 04-01-09                            9.500     B                 200         212,500
HMH Properties, Inc.,
  Sr Note Ser B 08-01-08                         7.875     BB-               100          98,500
Isle of Capri Casinos, Inc.,
  Gtd Sr Sub Note 03-15-12                       9.000     B                 200         205,500
Jacobs Entertainment, Inc.,
  Sr Sec Note 02-01-09 (R)                      11.875     B                 250         260,625
Jupiters Ltd.,
  Gtd Sr Note (Australia) 03-01-06               8.500     BB+               200         202,000
Majestic Investor Holding LLC/Majestic
Investor Capital Co.,
  Gtd Sr Sec Note 11-30-07                      11.653     B                 200         182,000
Mandalay Resort Group,
  Sr Sub Note 02-15-10                           9.375     BB-                50          53,000
Mohegan Tribal Gaming Authority,
  Gtd Sr Sub Note 04-01-12                       8.000     BB-               250         263,750
Penn National Gaming, Inc.,
  Gtd Sr Sub Note Ser B 03-01-08                11.125     B-                100         109,000
Starwood Hotels & Resorts Worldwide, Inc.,
  Note 05-01-12 (R)                              7.875     BBB-              300         296,250
Station Casinos, Inc.,
  Sr Note 02-15-08                               8.375     BB-               150         158,625
Sun International Hotels Ltd.,
  Sr Sub Note (Bahamas) 08-15-11                 8.875     B+                 60          61,500
Waterford Gaming, LLC,
  Sr Note 03-15-10 (R)                           9.500     B+                152         155,800
Wheeling Island Gaming Inc.,
  Sr Note 12-15-09                              10.125     B+                200         199,000
Wynn Las Vegas LLC,
  2nd Mtg Note 11-01-10                         12.000     CCC+              410         408,975

Manufacturing 1.62%                                                                      300,375
Hockey Co. (The) Sport Maska, Inc.,
  Unit Sr Sec Note 04-15-09                     11.250     B                  300        300,375

Media 13.88%                                                                           2,565,575
CORUS Entertainment, Inc.,
  Sr Sub Note (Canada) 03-01-12                  8.750     B+                 80          84,600
CSC Holdings, Inc.,
  Sr Sub Deb 05-15-16                           10.500     B+                250         241,250
  Sr Sub Deb 04-01-23                            9.875     B+                150         130,500
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                           8.625     B+                300         302,250
  Sr Sub Note Ser B 10-01-09                     8.750     B+                150         152,625
Grupo Televisa S.A.,
  Sr Note (Mexico) 03-11-32                      8.500     BBB-              350         323,750
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07                     12.875     B-                400         324,000
PanAmSat Corp.,
  Gtd Sr Note 02-01-12 (R)                       8.500     B-                300         293,250
Paxson Communications Corp.,
  Gtd Sr Sub Note 07-15-08                      10.750     B-                210         206,850
Pegasus Communications Corp.,
  Sr Note Ser B 08-01-07                        12.500     CCC+              200          92,500
Sinclair Broadcast Group, Inc.,
  Gtd Sr Sub Note 03-15-12                       8.000     B                 400         414,000

Medical 3.91%                                                                            723,000
Advanced Medical Optics, Inc.,
  Sr Sub Note 07-15-10                           9.250     B                 400         414,000
Select Medical Corp.,
  Sr Sub Note 06-15-09                           9.500     B                 300         309,000

Metals 1.84%                                                                             339,500
Great Central Mines Ltd.,
  Sr Note (Australia) 04-01-08                   8.875     BBB-              350         339,500

Oil & Gas 9.77%                                                                        1,805,225
Chesapeake Energy Corp.,
  Sr Note 04-01-11                               8.125     B+                300         315,000
Comstock Resources, Inc.,
  Gtd Sr Note 05-01-07                          11.250     B-                300         318,000
OAO Siberian Oil Co.,
  Bond (Russia) 02-13-07                        11.500     Ba3               190         197,600
Ocean Rig Norway A.S.,
  Gtd Sr Sec Note (Norway) 06-01-08             10.250     CCC               150         133,500
Pemex Project Funding Master Trust,
  Gtd Note (Mexico) 02-15-08                     8.500     BB+               300         325,500
Pennzoil-Quaker State
  Note 12-01-02                                  9.400     Aa2               250         250,000
XTO Energy, Inc.,
  Sr Note 04-15-12                               7.500     BB                250         265,625

Paper & Paper Products 7.22%                                                           1,334,548
Corporacion Durango S.A. de C.V.,
  Sr Sec Note (Mexico) 08-01-06                 13.125     B-                456         255,360
Longview Fibre Co.,
  Sr Sub Note 01-15-09                          10.000     B+                125         132,188
MDP Acquisitions Plc,
  Sr Note (Ireland) 10-01-12 (R)                 9.625     B                 400         417,000
Stone Container Corp.,
  Sr Note 02-01-08                               9.250     B                 200         216,500
  Sr Note 07-01-12                               8.375     B                 300         313,500

Real Estate Operations 1.72%                                                             318,000
Choctaw Resort Development Enterprise,
  Sr Note 04-01-09                               9.250     BB-               300         318,000

Retail 3.39%                                                                             626,500
AmerisourceBergen Corp.,
  Sr Note 11-15-12 (R)                           7.250     BB-               350         364,000
Russell Corp.,
  Sr Note 05-01-10                               9.250     BB                250         262,500

Steel 1.73%                                                                              320,000
UCAR Finance, Inc.,
  Gtd Sr Note 02-15-12                          10.250     B                 400         320,000

Telecommunications 4.30%                                                                 794,077
AT&T Broadband Corp.,
  Gtd Note 03-15-03                              8.375     BBB               300         321,727
Crown Castle International Corp.,
  Sr Note 05-15-11                               9.000     B                 150         122,250
Grupo Iusacell S.A. de C.V.,
  Sr Note (Mexico) 12-01-06                     14.250     CCC-              250          50,000
Mobile Telesystems Finance S.A.,
  Gtd Bond (Luxembourg) 12-21-04                10.950     B+                100         104,500
PTC International Finance BV,
  Sr Disc Sub Note (Netherlands) 07-01-07       10.750     B+                 75          78,000
Tritel PCS, Inc.,
  Sr Sub Note 01-15-11                          10.375     BBB               112         117,600

Transportation 3.15%                                                                     582,500
North American Van Lines, Inc.,
  Gtd Sr Sub Note 12-01-09                      13.375     B-                175         164,500
Petroleum Helicopters, Inc.,
  Gtd Sr Note 05-01-09                           9.375     BB-               400         418,000

Utilities 3.77%                                                                          695,917
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R)              9.630     BBB-              180         198,510
National Waterworks, Inc.,
  Sr Sub Note 12-01-12 (R)                      10.500     B                 350         367,500
Salton Sea Funding Corp.,
  Gtd Sr Sec Note 11-30-18                       7.475     BB                 99          83,648
  Sr Note 05-30-10                               7.840     BB                 50          46,259

Waste Disposal Service & Equip. 3.89%                                                    719,750
Allied Waste North America, Inc.,
  Sr Sec Note 09-01-12 (R)                       9.250     BB-               150         155,250
  Sr Sub Note Ser B 08-01-09                    10.000     B+                250         252,500
Synagro Technologies, Inc.,
  Sr Sub Note 04-01-09                           9.500     B                 300         312,000

                                                           INTEREST  PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                         RATE     (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 4.12%                                                            $762,000
(Cost $762,000)

Joint Repurchase Agreement 4.12%
  Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  11-29-02, due 12-02-02 (Secured by U.S. Treasury
  Bonds, 6.50% thru 13.75%, due 05-15-03
  thru 11-15-26 and U. S. Treasury Notes, 5.50%,
  due 02-28-03 and 03-31-03)                               1.33%             762         762,000

TOTAL INVESTMENTS 99.20%                                                             $18,335,077

OTHER ASSETS AND LIABILITIES 0.80%                                                      $147,704

TOTAL NET ASSETS 100.00%                                                             $18,482,781

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,016,810 or 16.32% of net assets as of November 30, 2002.

 * Credit Ratings are rated by Standard and Poor's where available, or Moody's Investors Service or John Hancock Advisers, LLC where Standard and Poor's ratings are not available.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, the security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.



PORTFOLIO
CONCENTRATION

Securities owned
by the Fund on
November 30, 2002
(unaudited)

These tables show
the percentages
of the Fund's
investments
aggregated by
various countries
and concentration
of investments
aggregated by
the quality rating
for each debt
security.


                                       VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                 OF FUND'S NET ASSETS
Australia                                              2.93%
Bahamas                                                0.33
Canada                                                 0.46
Colombia                                               1.71
Ireland                                                2.26
Luxembourg                                             0.57
Mexico                                                 8.67
Netherlands                                            0.42
Norway                                                 0.72
Panama                                                 2.27
Philippine Islands                                     1.10
Russia                                                 3.31
United States                                         74.45

Total investments                                     99.20%

QUALITY DISTRIBUTION
AA                                                     1.35%
BBB                                                   12.97
BB                                                    23.20
B                                                     49.53
CCC                                                    8.03

Total bonds                                          95.08%

See notes to
financial statements.


ASSETS AND
LIABILITIES

November 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is
the Fund's
balance sheet.
It shows the
value of what
the Fund owns,
is due and owes.
You'll also find
the net asset
value and the
maximum offering
price per share.

ASSETS
Investments at value (cost $18,461,259)             $18,335,077
Receivable for shares sold                               39,724
Interest receivable                                     430,863
Other assets                                                 53

Total assets                                         18,805,717

LIABILITIES
Due to custodian                                          1,353
Payable for investments purchased                       248,285
Dividends payable                                        12,266
Payable to affiliates                                    11,543
Other payables and accrued expenses                      49,489

Total liabilities                                       322,936

NET ASSETS
Capital paid-in                                      19,694,829
Accumulated net realized loss on investments           (969,672)
Net unrealized depreciation of investments             (126,182)
Distributions in excess of net investment income       (116,194)

Net assets                                          $18,482,781

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($12,293,136 [DIV] 1,339,034 shares)              $9.18
Class B ($4,566,722 [DIV] 497,459 shares)                 $9.18
Class C ($1,531,113 [DIV] 166,766 shares)                 $9.18
Class I ($91,810 [DIV] 10,000 shares)                     $9.18

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.18 [DIV] 95.5%)                             $9.61
Class C ($9.18 [DIV] 99.0%)                               $9.27

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
November 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest                                               $718,922

Total investment income                                 718,922

EXPENSES
Investment management fee                                55,653
Class A distribution and service fee                     17,463
Class B distribution and service fee                     19,245
Class C distribution and service fee                      7,707
Class A, Class B and Class C transfer agent fee           5,961
Class I transfer agent fee                                   38
Registration and filing fee                              31,637
Custodian fee                                            16,001
Auditing fee                                             15,041
Printing                                                  5,963
Accounting and legal services fee                         1,800
Miscellaneous                                               980
Interest expense                                            467
Trustees' fee                                               465
Legal fee                                                   143

Total expenses                                          178,564
Less expense reductions                                 (51,092)

Net expenses                                            127,472

Net investment income                                   591,450

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                       (576,004)
Change in net unrealized appreciation (depreciation)
of investments                                          (71,072)

Net realized and unrealized loss                       (647,076)

Decrease in net assets from operations                 ($55,626)

1 Semiannual period from 6-1-02 through 11-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses, any
investment gains
and losses,
distributions paid
to shareholders,
if any, and any
increase or
decrease in money
share holders
invested in the
Fund.

                                                     YEAR            PERIOD
                                                    ENDED             ENDED
                                                  5-31-02          11-30-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                            $893,477          $591,450

Net realized loss                                (320,044)         (576,004)
Change in net unrealized appreciation
  (depreciation)                                  (25,865)          (71,072)
Increase (decrease) in net assets
  resulting from operations                       547,568           (55,626)

Distributions to shareholders
From net investment income
Class A                                          (874,679)         (501,774)
Class B                                           (34,971)         (152,169)
Class C                                           (26,060)          (60,383)
Class I                                            (8,891)           (4,081)
                                                 (944,601)         (718,407)

From Fund share transactions                    7,121,980         2,593,094

NET ASSETS
Beginning of period                             9,938,773        16,663,720

End of period 2                               $16,663,720       $18,482,781

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.
2 Includes accumulated (distributions in excess of) net investment income of $10,763 and ($116,194), respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          5-31-01 1       5-31-02       11-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                  $10.00           $9.94          $9.62
Net investment income 3                                  0.15            0.81           0.32
Net realized and unrealized
  loss on investments                                   (0.07)          (0.27)         (0.37)
Total from investment
  operations                                             0.08            0.54          (0.05)
Less distributions
From net investment income                              (0.14)          (0.86)         (0.39)
Net asset value,
  end of period                                         $9.94           $9.62          $9.18
Total return 4,5 (%)                                     0.89 6          5.63          (0.35) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $10             $12            $12
Ratio of expenses
  to average net assets (%)                              1.25 7          1.24           1.27 7
Ratio of adjusted expenses
  to average net assets 8 (%)                            2.42 7          2.77           1.87 7
Ratio of net investment income
  to average net assets (%)                              5.93 7          8.24           7.14 7
Portfolio turnover (%)                                     13             113             47

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          5-31-01 1       5-31-02       11-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                  $10.00           $9.94          $9.62
Net investment income 3                                  0.13            0.75           0.29
Net realized and unrealized
  loss on investments                                   (0.06)          (0.27)         (0.37)
Total from investment
  operations                                             0.07            0.48          (0.08)
Less distributions
From net investment income                              (0.13)          (0.80)         (0.36)
Net asset value,
  end of period                                         $9.94           $9.62          $9.18
Total return 4,5 (%)                                     0.71 6          4.99          (0.71) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            -- 9            $3            $5
Ratio of expenses
  to average net assets (%)                              1.95 7          1.90          1.97 7
Ratio of adjusted expenses
  to average net assets 8 (%)                            3.12 7          3.43          2.57 7
Ratio of net investment income
  to average net assets (%)                              5.22 7          7.58          6.43 7
Portfolio turnover (%)                                     13             113            47

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          5-31-01 1       5-31-02       11-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                  $10.00           $9.94          $9.62
Net investment income 3                                  0.13            0.75           0.29
Net realized and unrealized
  loss on investments                                   (0.06)          (0.27)         (0.37)
Total from investment
  operations                                             0.07            0.48          (0.08)
Less distributions
From net investment income                              (0.13)          (0.80)         (0.36)
Net asset value,
  end of period                                         $9.94           $9.62          $9.18
Total return 4,5 (%)                                     0.71 6          4.99          (0.71) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            -- 9            $2             $2
Ratio of expenses
  to average net assets (%)                              1.95 7          1.90           1.97 7
Ratio of adjusted expenses
  to average net assets 8 (%)                            3.12 7          3.43           2.57 7
Ratio of net investment income
  to average net assets (%)                              5.22 7          7.58           6.35 7
Portfolio turnover (%)                                     13             113             47

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          5-31-01 1       5-31-02       11-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                  $10.00           $9.94          $9.62
Net investment income 3                                  0.15            0.83           0.33
Net realized and unrealized
  loss on investments                                   (0.06)          (0.27)         (0.37)
Total from investment
  operations                                             0.09            0.56          (0.04)
Less distributions
From net investment income                              (0.15)          (0.88)         (0.40)
Net asset value,
  end of period                                         $9.94           $9.62          $9.18
Total return 4,5 (%)                                     0.96 6          5.89          (0.21) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            -- 9            -- 9           -- 9
Ratio of expenses
  to average net assets (%)                              0.95 7          0.98           0.98 7
Ratio of adjusted expenses
  to average net assets 8 (%)                            2.12 7          2.51           1.58 7
Ratio of net investment income
  to average net assets (%)                              6.23 7          8.49           7.42 7
Portfolio turnover (%)                                     13             113             47

1 Class A, Class B, Class C and Class I shares began operations on 3-1-01.

2 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Less than $500,000.


See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock High Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek a high level of current income. The Fund will seek to achieve this objective by investing primarily in debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds.The Fund had no borrowing activity under the line of credit during the period ended November 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on November 30, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $16,672 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires May 31, 2010.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $1,000,000,000 of the Fund's average daily net asset value, (b) 0.60% of the next $3,000,000,000, and (c) 0.55% of the Fund's average daily net asset value in excess of $4,000,000,000. The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund's average daily net assets, at least until September 30, 2003. Accordingly, the expense reduction amounted to $51,092 for the period ended November 30, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended November 30, 2002, JH Funds received net up-front sales charges of $25,671 with regard to sales of Class A shares. Of this amount, $2,892 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $17,614 was paid as sales commissions to unrelated broker-dealers and $5,165 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended November 30, 2002, JH Funds received net up-front sales charges of $3,754 with regard to sales of Class C shares. Of this amount, $3,610 was paid as sales commissions to unrelated broker-dealers and $144 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended November 30, 2002, CDSCs received by JH Funds amounted to $24,633 for Class B shares and $551 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value attributable to Class I shares, plus certain out-of-pocket expenses. Effective January 1, 2003, for Class A, B and C shares, the Fund will pay a monthly transfer agent fee at an annual rate of 0.015% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. (Class I transfer agent fee structure will not be changing.)

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 1,000,000 shares of beneficial interest of the Fund on November 30, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                              YEAR ENDED 5-31-02    PERIOD ENDED 11-30-02 1
                            SHARES        AMOUNT     SHARES        AMOUNT
CLASS A SHARES
Sold                       406,982    $3,964,433    168,719    $1,544,738
Distributions reinvested     1,636        15,877      5,390        49,013
Repurchased               (176,599)   (1,724,039)   (37,094)     (338,274)
Net increase               232,019    $2,256,271    137,015    $1,255,477

CLASS B SHARES
Sold                       343,808    $3,348,041    273,801    $2,515,909
Distributions reinvested       926         8,951      7,135        64,856
Repurchased                (37,327)     (364,279)  (100,884)     (917,525)
Net increase               307,407    $2,992,713    180,052    $1,663,240

CLASS C SHARES
Sold                       194,441    $1,893,386     51,573      $476,282
Distributions reinvested       451         4,369      2,290        20,861
Repurchased                 (2,543)      (24,759)   (89,446)     (822,766)
Net increase (decrease)    192,349    $1,872,996    (35,583)    ($325,623)

CLASS I SHARES
Net increase (decrease)         --            --         --            --

NET INCREASE               731,775    $7,121,980    281,484    $2,593,094

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2002, aggregated $10,111,082 and $7,494,866, respectively.

The cost of investments owned on November 30, 2002, including short-term investments, for federal income tax purposes was $18,471,324. Gross unrealized appreciation and depreciation of investments aggregated $624,137 and $760,384, respectively, resulting in net unrealized depreciation of $136,247. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the amortization of premiums and accretion of discounts on debt securities.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
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-------------------------------------------------------
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-------------------------------------------------------
Income              Bond Fund
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-------------------------------------------------------
International       European Equity Fund
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-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
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                    New York Tax-Free Income Fund
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-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

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                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

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[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.
A tag line below reads "JOHN HANCOCK FUNDS."]

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Now available: electronic delivery
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This report is for the information of
the shareholders of the John Hancock
High Income Fund.

720SA  11/02
        1/03






John Hancock
Strategic
Income Fund

SEMI
ANNUAL
REPORT

11.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 18

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October and November, the broad Standard & Poor's 500 Index is down 17% year to date through November, the Dow Jones Industrial Average is off 9% and the technology-laden Nasdaq Composite Index has fallen 24%. Investors in equity mutual funds have been unable to escape the market's descent, as almost 98% of all U.S. diversified equity funds have produced negative results through November, according to Lipper, Inc., and the average equity fund has lost 18%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
high current
income by invest-
ing primarily in
foreign govern-
ment and
corporate debt
from developed
and emerging
markets, U.S.
government and
agency securities
and U.S. high-yield
bonds.


Over the last six months

* High-quality U.S. Treasury and foreign government bonds outpaced high-yield bonds over the period.

* During the final months of the period, a growing acceptance of risk amid signs of renewed economic strength boosted high-yield corporate bonds.

* The Fund was helped by its focus on high-quality companies.

[Bar chart with heading "John Hancock Strategic Income Fund." Under the heading is a note that reads "Fund performance for the six months ended November 30, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 2.19% total return for Class A. The second bar represents the 1.83% total return for Class B. The third bar represents the 1.83% total return for Class C. The fourth bar represents the 2.41% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

24.5%   United States Treasury
15.1%   Government of Canada
 8.0%   Federation of Russia
 5.2%   Government of New Zealand
 2.2%   United Mexican States
 2.1%   Kingdom of Sweden
 2.1%   Federal Republic of Germany
 1.8%   Government of Norway
 1.6%   Government of Spain
 1.6%   Buoni Poliennali Del Tes

As a percentage of net assets on November 30, 2002.



BY FREDERICK L. CAVANAUGH, JR. AND DANIEL S. JANIS, III, PORTFOLIO MANAGERS

John Hancock
Strategic Income Fund

MANAGERS'
REPORT

The global bond markets turned in mixed results during the six-month period ended November 30, 2002. U.S. Treasuries posted strong gains, most of which came early on. That's when investors sought out the relative safety of Treasuries amid broad stock market declines, anemic and weakening economic growth, accounting scandals and geopolitical uncertainty. More recently, however, Treasuries have struggled. Lower short-term interest rates and a resounding Republican victory in mid-term elections boosted expectations for better economic growth in 2003. In some ways, the Treasury market's problems seemed almost contradictory. The Federal Reserve Board cut short-term interest rates, but most Treasury yields rose. The reason? The Treasury market was discounting the future, which many investors seemed to believe included better economic conditions. So Treasury bond prices fell as the market began to price in a stronger economy and the potential for higher interest rates. Meanwhile, high-quality foreign government bonds fared reasonably well during the period, thanks to the combination of expectations for interest-rate cuts in other countries and a weakening U.S. dollar.

"U.S. Treasuries posted
 strong gains..."

High-yield corporate bonds took the opposite track, struggling in the first half, but rebounding more recently. In the early months of the period, high-yield bonds suffered under the weight of a weak stock market, mounting supply and the slow pace of economic growth. In addition, investors became increasingly skittish and risk-averse amid the financial scandals that engulfed companies such as Enron, Global Crossing, Adelphia Communications and WorldCom. But from about mid-October through the end of November, junk bonds were on a tear, posting strong gains in response to a change in investor sentiment fueled by signs that the economy was improving, seemingly diminished fears of credit risk and a feeling among some bargain hunters that the high-yield market was oversold. Furthermore, investors liked the fact that apparently the worst of the corporate governance scandals were behind us. An interest-rate cut and changes in the results of the national Congressional mid-term elections also seemed to steady investors who, for the first time in a long time, seemed to have an increased willingness to take on more investment risk.

[Photos of Fred Cavanaugh and Dan Janis flush right next to first paragraph.]

FUND PERFORMANCE

For the six months ended November 30, 2002, John Hancock Strategic Income Fund's Class A, Class B, Class C and Class I shares posted total returns of 2.19%, 1.83%, 1.83% and 2.41%, respectively, at net asset value. This compared with the 1.57% return of the average multi-sector income fund, according to Lipper, Inc.1 Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

"...we benefited from our
 increased stake in foreign
 government bonds..."

The Fund's outperformance stems partly from our asset allocation decisions, which resulted in the portfolio's tilting toward higher-quality securities. Throughout the period, we benefited from our increased stake in foreign government bonds, as well as from our relatively light exposure to high-yield corporates. Among foreign government bonds, our holdings in European government bonds, which we added to throughout the period, performed quite well. Bonds issued by Germany, Spain and Italy were attractive based on our expectations of interest-rate cuts amid growing economic weakness. Although the European Central Bank didn't cut rates until after the period ended, the bonds in those countries generally rallied in anticipation of the cuts. We also focused on high-quality bonds issued by other developed countries, including Canada and New Zealand.

[Table at top left-hand side of page entitled "Bond quality distribution." The first listing is AAA--52%, the second is AA--8%, the third A--1%, the fourth BBB--6%, the fifth BB--10% and the sixth CCC--2% .]

PORTFOLIO MOVES

Some of our purchases of foreign government bonds came as the result of selling emerging-market bonds, which we felt had reached their full value. Others came from the sale of U.S. Treasury securities. While the Fund benefited from its stake in Treasury bonds early on, we sold some because we became more negative about the U.S. dollar as the period progressed. The dollar seems in our view to be overvalued, and we worry about the potential for further declines because of the record trade deficit and questions about foreigners' interest in the American stock and bond markets, given all the recent volatility.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 11-30-02." The chart is divided into five sections (from top to left): Foreign government bonds 47%, U.S. government & agencies 26%, Corporate bonds 25%, Preferred & common stocks 1% and Short-term investments & other 1%.]

HIGH-YIELD WINNERS AND LOSERS

Our focus on the higher-quality names within the high-yield corporate bond sector also aided performance. Among the Funds' top-performing individual holdings were some oil companies, whose prices were driven higher in part by the prospects of rising energy prices if a war with Iraq breaks out. Chesapeake Energy, for example, was helped by that factor, as well as by its ability to successfully hedge against declining natural gas prices and by news that it would acquire one of its rivals. Wireless telephone company Nextel Partners also posted a good performance, thanks mainly to its debt buy-back program and better third-quarter earnings. Improving sentiment about the telecommunications sector overall helped lift our holdings in Crown Castle, an operator of wireless infrastructure.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is European government bonds followed by an up arrow with the phrase "Hopes for rate cuts boost prices." The second listing is Nextel Partners followed by an up arrow with the phrase "More subscribers results in better products." The third listing is Horizon Natural Resources followed by a down arrow with the phrase "Files for bankruptcy."]

"For now, we plan to
 maintain our high-
 quality focus..."

On the flip side, our holdings in paper company Corporacion Durango weakened when sales declined due to a boiler explosion at the company's Georgia paper mill. Coal company Horizon Natural Resources filed for bankruptcy, which obviously was a disappointment.

OUTLOOK

For now, we plan to maintain our focus on quality, concentrating on the higher-quality tiers of the foreign government and high-yield sectors. Yet we have begun to gradually increase our historically low exposure to high-yield corporate bonds. We are also prepared to further expand our holdings in both areas once we're more comfortable with the strength of economic activity, corporate earnings and the geopolitical situation.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
November 30, 2002

                              Class A      Class B      Class C      Class I 1      Index 1
Inception date                8-18-86      10-4-93       5-1-98       9-4-01           --

Average annual returns with maximum sales charge (POP)
One year                         0.04%       -0.85%        1.96%        5.20%        7.78%
Five years                       3.33%        3.29%          --           --         7.45%
Ten years                        6.79%          --           --           --         7.47%
Since inception                    --         6.05%        2.52%        5.50%          --

Cumulative total returns with maximum sales charge (POP)
Six months                      -2.46%       -3.10%       -0.23%        2.41%        6.23%
One year                         0.04%       -0.85%        1.96%        5.20%        7.78%
Five years                      17.81%       17.56%          --           --        43.26%
Ten years                       92.80%          --           --           --       105.54%
Since inception                    --        71.21%       12.09%        6.85%          --

SEC 30-day yield as of November 30, 2002
                                 5.32%        4.87%        4.81%        6.02%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in three separate indexes.

Line chart with the heading "GROWTH OF $10,000." Within the chart are five lines. The first line represents the Index 1 and is equal to $20,554 as of November 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund, before sales charge, and is equal to $20,190 as of November 30, 2002. The third line represents the same hypothetical $10,000 investment made in the John Hancock Strategic Income Fund, after sales charge, and is equal to $19,279 as of November 30, 2002. The fourth line represents the Index 3 and is equal to $18,213 as of November 30, 2002. The fifth line represents the Index 2 and is equal to $17,964 as of November 30, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                    10-4-93       5-1-98       9-4-01
Without sales charge                $17,124      $11,323      $10,685
With maximum sales charge                --      $11,210           --
Index 1                             $18,211      $13,900      $11,006
Index 2                             $15,734       $9,782       $9,541
Index 3                             $15,977      $12,337      $11,096

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of November 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
November 30, 2002
(unaudited)

This schedule is divided into four main categories: long-term debt, preferred stocks and warrants, common stocks and short-term investments. Long-term debt, preferred stocks and warrants and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                        RATE        RATING*   (000s OMITTED)         VALUE
LONG-TERM DEBT 97.94%                                                                                    $1,206,642,781
(Cost $1,191,860,106)

Advertising 0.24%                                                                                            $3,005,811
Go Outdoor Systems Holding S.A.,
  Sr Sub Note (France) 07-15-09 (E)                                    10.500%     B-            $1,900       2,167,811
RH Donnelley Finance Corp.,
  Sr Note 12-15-10 (R)                                                  8.875      B+               800         838,000

Aerospace 0.03%                                                                                                 375,825
Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)                           10.910      CC             1,500         375,825

Banks -- United States 0.53%                                                                                  6,558,335
Colonial Bank,
  Sub Note 06-01-11                                                     9.375      BBB-           3,650       3,869,675
CSBI Capital Trust I,
  Sec Co Gtd Bond Ser A 06-06-27                                       11.750      B-             2,340       2,688,660

Building 0.22%                                                                                                2,769,653
Celulosa Arauco y Constitucion S.A.,
  Bond (Chile) 09-13-11                                                 7.750      BBB+           2,600       2,769,653

Consumer Products 0.00%                                                                                               0
Hedstrom Corp.,
  Sr Sub Note 06-01-07 (B)                                             10.000      D              4,000               0

Containers 0.80%                                                                                              9,893,763
BWAY Corp.,
  Sr Sub Note 10-15-10 (R)                                             10.000      B-             1,225       1,252,563
Owens-Brockway Glass Container, Inc.,
  Sr Sec Note 02-15-09                                                  8.875      BB             4,680       4,867,200
Riverwood International Corp.,
  Gtd Sr Sub Note 04-01-08                                             10.875      CCC+           3,700       3,774,000

Electronics 0.19%                                                                                             2,320,000
UCAR Finance, Inc.,
  Gtd Sr Note 02-15-12                                                 10.250      B              2,900       2,320,000

Finance 1.57%                                                                                                19,306,652
Pemex Project Funding Master Trust
  Note (Mexico) 02-15-08                                                8.500      BB+            7,000       7,595,000
  Note (Mexico) 02-01-09 (R)                                            7.875      BBB-           6,550       6,852,938
PTC International Finance II B.V.,
  Sr Sub Disc Note (Netherlands) 07-01-07                              10.750      B+               825         858,000
PTC International Finance II S.A.,
  Sr Sub Note (Luxembourg) 12-01-09 (E)                                11.250      B+             2,400       2,506,714
Vicap S.A. de C.V.,
  Gtd Sr Note (Mexico) 05-15-07                                        11.375      B+             1,800       1,494,000

Food 0.15%                                                                                                    1,802,000
Dean Foods Co.,
  Sr Note 08-01-07                                                      8.150      BB-            1,700       1,802,000

Government -- Foreign 46.63%                                                                                574,414,354
Australia, Government of,
  Bond (Australia) 04-15-15 #                                           6.250      Aaa           18,500      10,720,321
Bonos Y Oblig Del Estado,
  Bond (Spain) 07-30-04 (E)                                             4.500      AA+            9,500       9,665,090
  Bond (Spain) 10-31-11 #                                               5.350      Aaa           18,930      19,969,427
Buoni Poliennali Del Tes,
  Bond (Italy) 08-01-11 (E)                                             5.250      AA            18,835      19,728,693
  Bond (Italy) 05-01-31 (E)                                             6.000      AA            11,800      13,131,054
Canada, Government of,
  Bond (Canada) 12-01-02 #                                              6.000      AAA            7,475       4,771,480
  Bond (Canada) 02-01-03 #                                             11.750      AAA           19,000      12,297,485
  Bond (Canada) 09-01-05 #                                              6.000      AAA           17,000      11,484,929
  Bond (Canada) 12-01-05 #                                              8.750      AAA           30,000      21,793,949
  Bond (Canada) 12-01-06 #                                              7.000      AAA           45,000      31,910,417
  Bond (Canada) 06-01-08 #                                              6.000      BB            10,000       6,833,461
  Bond (Canada) 06-01-09 #                                              5.500      AAA           49,000      32,608,177
  Bond (Canada) 06-01-10 #                                              5.500      AA+           33,425      22,122,033
  Bond (Canada) 06-01-11 #                                              6.000      AAA           35,050      23,848,140
  Bond (Canada) 06-01-29 #                                              5.750      AA+           35,525      23,356,792
Colombia, Republic of,
  Bond (Colombia) 04-09-11                                              9.750      BBB            7,364       7,363,627
Germany, Federal Republic of,
  Bond (Germany) 01-04-12 (E)                                           5.000      AAA           12,950      13,367,368
  Bond (Germany) 07-04-12 (E)                                           5.000      AAA           11,800      12,166,219
Mexican States, United,
  Bond (Mexico) 02-17-09                                               10.375      BBB-           3,800       4,569,500
  Bond (Mexico) 08-15-31                                                8.300      BBB-           7,100       7,295,250
  Note (Mexico) 01-14-11                                                8.375      BB+            7,200       7,956,000
  Unsub Note (Mexico) 03-13-08 (E)                                      7.375      BBB-           7,560       7,820,949
New Zealand, Government of,
  Bond (New Zealand) 11-15-06 #                                         8.000      AAA           66,350      35,358,996
  Bond (New Zealand) 11-15-11 #                                         6.000      AAA           59,750      28,991,954
Norway, Government of,
  Bond (Norway) 11-30-04 #                                              5.750      AAA          163,000      22,154,735
Panama, Republic of,
  Bond (Panama) 02-08-11                                                9.625      BB             8,900       9,612,000
  Bond (Panama) 01-16-23                                                9.375      BB             2,700       2,686,500
Peru, Republic of,
  Note (Peru) 01-15-08                                                  9.125      BB-            4,725       4,677,750
Philippines, Republic of,
  Bond (Philippine Islands) 01-18-17                                    9.375      BB+            6,900       7,003,500
  Note (Philippine Islands) 03-12-09                                    8.375      BB+            2,775       2,761,125
Russia, Federation of,
  Unsub Note (Russia) 06-26-07                                         10.000      B             35,612      40,562,068
  Unsub Note (Russia) 03-31-10                                          8.250      B             19,480      20,673,150
  Unsub Note (Russia) 06-24-28                                         12.750      B             11,400      15,071,940
  Unsub Note (Russia) 07-24-18                                         11.000      BB-           19,150      22,644,875
Sweden, Kingdom of,
  Bond (Sweden) 05-05-03 #                                             10.250      AAA           57,500       6,509,169
  Bond (Sweden) 01-15-04 #                                              5.000      AAA           61,300       6,827,768
  Bond (Sweden) 02-09-05 #                                              6.000      AAA           68,500       7,832,027
  Bond (Sweden) 08-15-07 #                                              8.000      AAA           87,500      11,014,861
Venezuela, Republic of,
  Bond (Venezuela) 09-15-27                                             9.250      B-             7,350       5,251,575

Government -- U.S. 24.49%                                                                                   301,694,158
United States Treasury,
  Bond 02-15-03                                                        10.750      AAA           10,000      10,188,280
  Bond 08-15-05                                                         6.500      AAA           19,300      21,367,956
  Bond 08-15-05                                                        10.750      AAA           33,000      40,172,352
  Bond 02-15-16                                                         9.250      AAA           27,600      39,659,903
  Bond 08-15-19                                                         8.125      AAA           60,500      81,268,501
  Bond 08-15-23                                                         6.250      AAA           18,830      21,270,537
  Note 08-15-04                                                         7.250      AAA           37,650      41,017,905
  Note 08-15-07                                                         6.125      AAA           23,600      26,565,670
  Note 08-15-11                                                         5.000      AAA           19,000      20,183,054

Government -- U.S. Agencies 1.44%                                                                            17,713,594
Government National Mortgage Assn.,
  30 Yr Pass Thru Ctf 12-20-32                                          6.000      AAA           17,250      17,713,594

Leisure 6.18%                                                                                                76,128,250
AMC Entertainment, Inc.,
  Sr Sub Note 02-01-11                                                  9.500      CCC+           5,400       5,305,500
Chukchansi Economic Development Authority,
  Sr Note 06-15-09 (R)                                                 14.500      Caa1           2,175       2,153,250
Coast Hotels and Casinos, Inc.,
  Sr Sub Deb 04-01-09                                                   9.500      B              3,650       3,878,125
HMH Properties, Inc.,
  Sr Note Ser B 08-01-08                                                7.875      BB-            5,900       5,811,500
Hockey Co. (The)/Sport Maska, Inc.,
  Unit (Sr Sec Note & Sr Sec Note) (Canada) 04-15-09                   11.250      B              5,360       5,366,700
Isle of Capri Casinos, Inc,
  Sr Sub Note 03-15-12                                                  9.000      B              4,500       4,623,750
Jacobs Entertainment, Inc.,
  Sr Sec Note 02-01-09 (R)                                             11.875      B              4,550       4,743,375
Jupiters Ltd.,
  Sr Note (Australia) 03-01-06                                          8.500      BB+            5,520       5,575,200
Majestic Investor Holding LLC
  Majestic Investor Capital Corp.,
  Gtd Sr Sec Note 11-30-07                                             11.653      B              5,500       5,005,000
Mandalay Resort Group,
  Sr Sub Note 02-15-10                                                  9.375      BB-            3,850       4,081,000
Mohegan Tribal Gaming Authority,
  Sr Sub Note 04-01-12                                                  8.000      BB-            4,450       4,694,750
Penn National Gaming, Inc.,
  Sr Sub Note Ser B 03-01-08                                           11.125      B-             5,200       5,668,000
Station Casinos, Inc.,
  Sr Note 02-15-08                                                      8.375      BB-            2,650       2,802,375
Sun International Hotels Ltd.
  Sun International North America, Inc.,
  Sr Sub Note (Bahamas) 08-15-11                                        8.875      B+             2,375       2,434,375
Waterford Gaming LLC,
  Sr Note 03-15-10 (R)                                                  9.500      B+             7,523       7,711,075
Wynn Las Vegas, LLC,
  2nd Mtg Note 11-01-10                                                12.000      CCC+           6,290       6,274,275

Linen Supply & Related 0.36%                                                                                  4,431,000
Coinmach Corp.,
  Sr Note 02-01-10 (R)                                                  9.000      B              4,220       4,431,000

Machinery 0.04%                                                                                                 515,000
Grant Prideco
  Sr Note 12-15-09 (R)                                                  9.000      BB-              500         515,000

Media 3.39%                                                                                                  41,717,799
Callahan Nordrhein-Westfalen GmbH,
  Sr Note (Germany) 07-15-11 #                                         14.125      B-             1,430          42,674
CORUS Entertainment, Inc.,
  Sr Sub Note (Canada) 03-01-12 (R)                                     8.750      B+             1,360       1,438,200
CSC Holdings, Inc.,
  Sr Sub Deb 05-15-16                                                  10.500      B+             3,450       3,329,250
  Sr Sub Deb 04-01-23                                                   9.875      B+             1,750       1,522,500
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                                                  8.625      B+             6,265       6,311,988
  Sr Sub Note Ser B 10-01-09                                            8.750      B+             3,500       3,561,250
Grupo Televisa S.A.,
  Bond (Mexico) 03-11-32                                                8.500      BBB-           3,200       2,960,000
  Note (Mexico) 09-13-11 (R)                                            8.000      BBB-           1,700       1,717,000
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07                                            12.875      B-             7,150       5,791,500
Paxson Communications
  Gtd Sr Sub Note 07-15-08                                             10.750      B-             3,735       3,678,975
Pegasus Communications Corp.,
  Sr Note Ser B 08-01-07                                               12.500      CCC+           3,400       1,572,500
Rogers Cablesystems Ltd.,
  Sr Sec Deb (Canada) 01-15-14 #                                        9.650      BBB-           6,505       3,986,212
Sinclair Broadcast Group, Inc.,
  Gtd Sr Sub Note 12-15-11                                              8.750      B                950       1,018,875
  Gtd Sr Sub Note 03-15-12                                              8.000      B              4,625       4,786,875

Medical 0.45%                                                                                                 5,522,500
Advanced Medical Optics, Inc.,
  Sr Sub Note 07-15-10                                                  9.250      B              2,400       2,484,000
Select Medical Corp.,
  Sr Sub Note 06-15-09                                                  9.500      B              2,950       3,038,500

Metal 0.48%                                                                                                   5,845,000
Centaur Mining & Exploration Ltd.,
  Sr Note (Australia) 12-01-07 (B)                                     11.000      D              2,500          25,000
Great Central Mines Ltd.,
  Sr Note (Australia) 04-01-08                                          8.875      BBB-           6,000       5,820,000

Oil & Gas 3.44%                                                                                              42,429,260
Chesapeake Energy Corp.,
  Sr Note 04-01-11                                                      8.125      B+             6,000       6,300,000
Comstock Resources, Inc.,
  Sr Note 05-01-07                                                     11.250      B-             6,175       6,545,500
Key Energy Services, Inc.,
  Sr Sub Note Ser B 01-15-09                                           14.000      B+             3,374       3,880,100
OAO Siberian Oil Co.,
  Bond (Russia) 02-13-07                                               11.500      Ba3            5,475       5,694,000
Ocean Rig Norway A.S.,
  Sr Sec Note (Norway) 06-01-08                                        10.250      CCC            5,400       4,806,000
Parker Drilling Co.,
  Gtd Sr Note Ser B 11-15-09                                           10.125      B+             4,500       4,590,000
Pennzoil-Quaker State
  Note 12-01-02                                                         8.650      Aa2            4,500       4,500,000
Transocean, Inc.,
  Note 12-15-08                                                         9.500      A-             3,750       4,573,035
XTO Energy, Inc.,
  Sr Note 04-15-12                                                      7.500      BB             1,450       1,540,625

Paper & Paper Products 2.06%                                                                                 25,430,696
Corporacion Durango S.A. de C.V.,
  Sr Note (Mexico) 08-01-06                                            13.125      B-            12,020       6,731,200
Kappa Beheer BV,
  Sr Sub Note (Netherlands) 07-15-09 (E) (R)                           10.625      B              5,850       6,168,308
Longview Fibre Co.,
  Sr Sub Note 01-15-09                                                 10.000      B+             2,125       2,247,188
MDP Acquisitions Plc,
  Sr Note (Ireland) 10-01-12 (R)                                        9.625      B              3,400       3,544,500
Stone Container Corp.,
  Sr Note 02-01-08                                                      9.250      B              2,000       2,165,000
  Sr Note 02-01-11                                                      9.750      B              1,800       1,962,000
  Sr Note 07-01-12                                                      8.375      B              2,500       2,612,500

Printing -- Commercial 0.24%                                                                                  2,940,000
American Color Graphics, Inc.,
  Sr Sub Note 08-01-05                                                 12.750      B-             3,000       2,940,000

Real Estate Operations 0.06%                                                                                    757,900
Choctaw Resort Development Enterprise,
  Sr Note 04-01-09                                                      9.250      BB-              715         757,900

Telecommunications 2.16%                                                                                     26,569,004
AT&T Broadband Corp.,
  Gtd Note 03-15-03                                                     8.375      BBB            4,440       4,761,558
Crown Castle International Corp.,
  Sr Disc Note 11-15-07                                                10.625      B              3,060       2,784,600
Grupo Iusacell S.A. de C.V.,
  Sr Note (Mexico) 12-01-06                                            14.250      CCC-           4,000         800,000
Ionica PLC,
  Sr Disc Note (United Kingdom) 05-01-07 (B)                           15.000      D              6,000               1
McCaw International Ltd.,
  Sr Disc Note 04-15-07 (B)                                            13.000      D              9,500          23,750
Metrocall, Inc.,
  Sr Sub Note 09-15-08 (B)                                             11.000      D              5,000             500
MetroNet Communications Corp.,
  Sr Discount Note (Canada) 11-01-07 (B)                               10.750      D              4,400         616,000
  Sr Note (Canada) 08-15-07 (B)                                        12.000      D              4,000         560,000
Mobile Telesystems,
  Gtd Bond (Luxembourg) 12-21-04                                       10.950      B+             2,650       2,769,250
Nextel Partners, Inc.,
  Sr Disc Note, Step Coupon (14.00%, 02-01-04)
  02-01-09 (A)                                                           Zero      CCC+           4,565       3,286,800
PanAmSat Corp.,
  Gtd Sr Note 02-01-12 (R)                                              8.500      B-             4,500       4,398,750
TeleCorp PCS, Inc.,
  Sr Sub Disc Note, Step Coupon (11.625%, 04-15-04)
  04-15-09 (A)                                                           Zero      BBB            3,048       2,804,160
Tritel PCS, Inc.,
  Sr Disc Note, Step Coupon (12.75%, 05-15-04)
  05-15-09 (A)                                                           Zero      BBB            1,669       1,527,135
VoiceStream Wireless Corp.,
  Sr Note 09-15-09                                                     11.500      BBB+           2,100       2,236,500

Transport 0.77%                                                                                               9,496,831
CHC Helicopter Corp.,
  Sr Sub Note (Canada) 07-15-07 (E)                                    11.750      B              2,146       2,348,155
Fine Air Services, Inc.,
  Sr Note 06-01-08 (B)                                                  9.875      Caa1           4,093               0
North American Van Lines, Inc.,
  Sr Sub Note 12-01-09                                                 13.375      B-             6,300       5,922,000
Pacific & Atlantic Holdings, Inc.,
  Sr Sec Note (Greece) 12-31-07 (B) (R)                                10.500      Caa2           1,499         599,676
Petroleum Helicopters, Inc.,
  Sr Note 05-01-09                                                      9.375      BB-              600         627,000

Utilities 1.39%                                                                                              17,184,621
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                   11.750      BB-            4,250       4,292,500
  Deb Ser B 07-23-06                                                   13.250      BB-            5,600       5,768,000
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R)                                     9.625      BBB-           2,617       2,878,399
Niagara Mohawk Power Corp.,
  Sec Facil Bond 01-01-18                                               8.770      A              1,821       1,907,390
Salton Sea Funding Corp.,
  Gtd Sr Sec Note, Ser F, 11-30-18                                      7.475      BB             1,778       1,505,670
  Sr Sec Note, Ser C, 05-30-10                                          7.840      BB               900         832,662

Waste Disposal Service & Equip 0.63%                                                                          7,820,775
Allied Waste North America, Inc.,
  Gtd Sr Sec Note 09-01-12 (R)                                          9.250      BB-            3,165       3,275,775
  Sr Note Ser B 08-01-09                                               10.000      B+             4,500       4,545,000

                                                                                              SHARES OR
ISSUER, DESCRIPTION                                                                            WARRANTS           VALUE
PREFERRED STOCKS AND WARRANTS 0.58%                                                                          $7,185,422
(Cost $28,682,353)

Consumer Products 0.00%                                                                                               0
Hedstrom Corp., Warrant **                                                                       12,539               0

Finance 0.20%                                                                                                 2,525,000
Credit Lyonnais Capital S.C.A., 9.50% Depositary Shares,
  Preferred Stock (R)                                                                           100,000       2,525,000

Real Estate Operations 0.07%                                                                                    900,000
Anthracite Capital, Inc., Ser B, 10.00%, Preferred Stock                                         45,000         900,000

Telecommunications 0.31%                                                                                      3,760,421
Allegiance Telecom, Inc., Warrant **                                                              3,500           3,500
COLT Telecom Plc, Warrant (United Kingdom) (R) **                                                 5,000       3,111,872
Comunicacion Celular S.A., Warrant (Colombia) **                                                  5,000              50
EarthWatch, Inc., 12.00%, Ser C, Conv Preferred Stock (R)                                       118,179         118,179
ICG Holdings, Inc., 14.00% Preferred Stock                                                        3,247         109,099
Loral Space & Communications Ltd., Warrant **                                                     5,000              50
Loral Space & Communications Ltd., Warrant **                                                    37,000          18,500
McCaw International Ltd., Warrant (B) **                                                          7,000              70
MetroNet Communications Corp., Warrant (Canada) (R) **                                            2,250         209,250
NTL Inc., 13.00%, Ser B, Preferred Stock                                                          6,881           6,881
Occidente y Caribe Celular S.A., Warrant (Colombia) (R) **                                       16,000             160
ONO Finance Plc, Warrant (United Kingdom) (R) **                                                  4,450              49
Rural Cellular Corp., 11.375%, Ser B, Preferred Stock                                             1,603         181,139
Versatel Telecom International NV, Warrant (Netherlands) **                                       2,666               0
XO Communications, Inc., 14.00%, Preferred Stock                                                162,668           1,627

Transportation 0.00%                                                                                                  1
Pacific & Atlantic Holdings, Inc., 7.50%, Preferred Stock (Greece) (B)                           83,947               1


COMMON STOCKS 0.47%                                                                                          $5,724,503
(Cost $21,606,670)

Consumer Products 0.00%                                                                                               0
Hedstrom Corp. **                                                                                10,909               0

Food 0.01%                                                                                                       85,200
TLC Beatrice International Holdings, (Class A) (r) **                                            20,000          85,200

Mining 0.35%                                                                                                  4,268,420
Barrick Gold Corp. (Canada)                                                                     100,000       1,467,000
Newmont Mining Corp.                                                                             62,000       1,451,420
Pan American Silver Corp. (Canada) **                                                           250,000       1,350,000

Oil and Gas 0.05%                                                                                               652,032
Key Energy Services, Inc. **                                                                     72,448         652,032

Retail 0.00%                                                                                                      6,157
Decorative Home Accents, Inc. **                                                                  1,000               1
SpinCycle, Inc. **                                                                                  667           6,156

Telecommunications 0.06%                                                                                        712,694
Deutsche Telekom AG, American Depositary Receipt (ADR) (Germany)                                  8,253         100,769
Horizon Natural Resources Co. **                                                                247,024         185,268
International Wireless Communications Holdings, Inc.                                            145,034               1
Ionica Group Plc, ADR (United Kingdom) (B)                                                      398,607               6
NII Holdings, Inc. (Class B) **                                                                   7,589          97,139
PFB Telecom B.V. (Class B) (United Kingdom)                                                      81,383               0
Versatel Telecom International NV, ADR (Netherlands) **                                         639,425         329,511

ISSUER, DESCRIPTION,                                                            INTEREST    PAR VALUE
MATURITY DATE                                                                   RATE       (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 0.67%                                                                                 $8,280,000
(Cost $8,280,000)

Joint Repurchase Agreement 0.67%
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  11-29-02, due 12-02-02 (Secured by
  U.S. Treasury Bonds, 6.50% thru 13.75%,
  due 05-15-03 thru 11-15-26 and U.S. Treasury
  Notes, 5.50%, due 02-28-03 and 03-31-03)                                        1.33%          $8,280      $8,280,000

TOTAL INVESTMENTS 99.66%                                                                                 $1,227,830,726

OTHER ASSETS AND LIABILITIES, NET 0.34%                                                                      $4,177,129

TOTAL NET ASSETS 100.00%                                                                                 $1,232,009,835

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

 ** Non-income producing security.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $58,858,139 or 4.78% of the Fund's net assets as of November 30, 2002.

(r) Direct placement securities are restricted to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's by-laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on each restricted security is as follows:

                                                        VALUE AS A
                                                        PERCENTAGE   VALUE AS OF
                           ACQUISITION    ACQUISITION   OF FUND'S    NOVEMBER 30,
ISSUER, DESCRIPTION        DATE           COST          NET ASSETS          2002,
---------------------------------------------------------------------------------
TLC Beatrice
International
Holdings (Class A),
Common Stock               11-25-87       $76,000       0.00%            $85,200

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated, unless indicated otherwise

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

November 30, 2002
(unaudited)

These tables show
the percentages
of the Fund's
investments
aggregated by
various countries
and concentration
of investments
aggregated by
the quality rating
for each debt
security.
                                            VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                      OF FUND'S NET ASSETS

Australia                                             1.80%
Bahamas                                               0.20
Canada                                               16.91
Chile                                                 0.22
Colombia                                              0.60
France                                                0.18
Germany                                               2.08
Greece                                                0.05
Ireland                                               0.29
Italy                                                 2.67
Luxembourg                                            0.43
Mexico                                                5.23
Netherlands                                           0.60
New Zealand                                           5.22
Norway                                                2.19
Panama                                                1.00
Peru                                                  0.38
Philippine Islands                                    0.79
Russia                                                8.49
Spain                                                 2.41
Sweden                                                2.61
United Kingdom                                        0.25
United States                                        44.63
Venezuela                                             0.43
Total investments                                    99.66%

QUALITY DISTRIBUTION

AAA                                                  51.38%
AA                                                    7.51
A                                                     0.53
BBB                                                   5.62
BB                                                   10.24
B                                                    20.21
CCC                                                   2.32
CC                                                    0.03
D                                                     0.10
Total bonds                                          97.94%

See notes to
financial statements.



ASSETS AND
LIABILITIES

November 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,250,429,129)                     $1,227,832,707
Cash segregated for futures contracts                               2,158,000
Receivable for investments sold                                     1,510,059
Receivable for shares sold                                          1,834,524
Receivable for forward foreign currency exchange contracts            277,679
Interest receivable                                                29,257,860
Other assets                                                           76,605

Total assets                                                    1,262,947,434

LIABILITIES
Due to custodian                                                       43,225
Payable for investments purchased                                  26,561,229
Payable for shares repurchased                                      1,774,401
Payable for futures variation margin                                  544,696
Dividends payable                                                     612,254
Payable for forward foreign currency exchange contracts               417,833
Payable to affiliates                                                 782,018
Other payables and accrued expenses                                   201,943

Total liabilities                                                  30,937,599

NET ASSETS
Capital paid-in                                                 1,414,080,782
Accumulated net realized loss on investments, futures and
  foreign currency transactions                                  (162,677,044)
Net unrealized depreciation of investments, futures and
  translation of assets and liabilities in foreign currencies     (19,414,732)
Accumulated net investment income                                      20,829

Net assets                                                     $1,232,009,835

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($505,115,547 [DIV] 78,761,369 shares)                          $6.41
Class B ($542,328,557 [DIV] 84,563,784 shares)                          $6.41
Class C ($184,556,029 [DIV] 28,777,198 shares)                          $6.41
Class I ($9,702 [DIV] 1,513 shares)                                     $6.41

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.41 [DIV] 95.5%)                                           $6.71
Class C ($6.41 [DIV] 99%)                                               $6.47

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
November 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest income (including securities lending income of
  $207,928, and net of foreign withholding taxes of $4,093)       $41,519,671
Dividends (net of foreign withholding taxes of $697)                  349,082

Total investment income                                            41,868,753

EXPENSES
Investment management fee                                           2,225,088
Class A distribution and service fee                                  753,110
Class B distribution and service fee                                2,723,473
Class C distribution and service fee                                  762,528
Class A, Class B and Class C transfer agent fee                     1,079,346
Class I transfer agent fee                                                  2
Custodian fee                                                         200,436
Accounting and legal services fee                                     126,090
Registration and filing fee                                            63,834
Trustees' fee                                                          33,173
Miscellaneous                                                          29,743
Auditing fee                                                           20,280
Printing                                                               20,231
Legal fee                                                               3,793
Interest expense                                                        1,918

Total expenses                                                      8,043,045

Net investment income                                              33,825,708

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                       (21,398,361)
Foreign currency transactions                                     (12,584,165)
Financial futures contracts                                        (5,958,296)
Change in unrealized appreciation (depreciation) of
Investments                                                        24,333,359
Translation of assets and liabilities in foreign currencies         4,779,520
Financial futures contracts                                         3,255,248

Net realized and unrealized loss                                   (7,572,695)

Increase in net assets from operations                            $26,253,013

1 Semiannual period from 6-1-02 through 11-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                      YEAR            PERIOD
                                                     ENDED             ENDED
                                                   5-31-02          11-30-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                          $77,201,599       $33,825,708
Net realized loss                              (40,728,125)      (39,940,822)
Change in net unrealized
  appreciation (depreciation)                   27,070,948        32,368,127

Increase in net assets
  resulting from operations                     63,544,422        26,253,013

Distributions to shareholders
From net investment income
Class A                                        (35,588,615)      (17,822,960)
Class B                                        (35,951,697)      (17,424,615)
Class C                                         (5,929,845)       (4,826,633)
Class I 2                                             (533)             (364)
From capital paid-in
Class A                                         (3,383,080)               --
Class B                                         (3,417,594)               --
Class C                                           (563,695)               --
Class I 2                                              (51)               --
                                               (84,835,110)      (40,074,572)

From Fund share transactions                    69,000,333        62,186,106

NET ASSETS
Beginning of period                          1,135,935,643     1,183,645,288

End of period 3                             $1,183,645,288    $1,232,009,835

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

2 Class I shares began operations on 9-4-01.

3 Includes accumulated net investment income of $6,269,693 and $20,829, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           5-31-98     5-31-99     5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.54       $7.84       $7.46       $6.97       $6.61       $6.49
Net investment income 3                                   0.64        0.59        0.59        0.57        0.46        0.20
Net realized and unrealized
  gain (loss) on investments                              0.34       (0.38)      (0.49)      (0.36)      (0.07)      (0.05)
Total from
  investment operations                                   0.98        0.21        0.10        0.21        0.39        0.15
Less distributions
From net investment income                               (0.64)      (0.59)      (0.59)      (0.56)      (0.46)      (0.23)
From net realized gain                                   (0.04)         --          --          --          --          --
From capital paid-in                                        --          --          --       (0.01)      (0.05)         --
                                                         (0.68)      (0.59)      (0.59)      (0.57)      (0.51)      (0.23)
Net asset value,
  end of period                                          $7.84       $7.46       $6.97       $6.61       $6.49       $6.41
Total return 4 (%)                                       13.43        2.77        1.37        3.15        6.22        2.19 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $489        $541        $511        $512        $508        $505
Ratio of expenses
  to average net assets (%)                               0.92        0.89        0.91        0.93        0.93        0.93 6
Ratio of net investment income
  to average net assets (%)                               8.20        7.71        8.09        8.40        7.06        6.06 6
Portfolio turnover (%)                                     112          55 7        36 7        48          69          31

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           5-31-98     5-31-99     5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.54       $7.84       $7.46       $6.97       $6.61       $6.49
Net investment income 3                                   0.59        0.53        0.54        0.52        0.42        0.17
Net realized and unrealized
  gain (loss) on investments                              0.34       (0.38)      (0.49)      (0.35)      (0.08)      (0.05)
Total from
  investment operations                                   0.93        0.15        0.05        0.17        0.34        0.12
Less distributions
From net investment income                               (0.59)      (0.53)      (0.54)      (0.52)      (0.42)      (0.20)
From net realized gain                                   (0.04)         --          --          --          --          --
From capital paid-in                                        --          --          --       (0.01)      (0.04)         --
                                                         (0.63)      (0.53)      (0.54)      (0.53)      (0.46)      (0.20)
Net asset value,
  end of period                                          $7.84       $7.46       $6.97       $6.61       $6.49       $6.41
Total return 4 (%)                                       12.64        2.06        0.65        2.44        5.49        1.83 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $473        $619        $564        $555        $556        $542
Ratio of expenses
  to average net assets (%)                               1.62        1.59        1.61        1.63        1.63        1.63 6
Ratio of net investment income
  to average net assets (%)                               7.50        7.01        7.39        7.69        6.36        5.36 6
Portfolio turnover (%)                                     112          55 7        36 7        48          69          31

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           5-31-98 8   5-31-99     5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.87       $7.84       $7.46       $6.97       $6.61       $6.49
Net investment income 3                                   0.05        0.53        0.53        0.52        0.42        0.17
Net realized and unrealized
  loss on investments                                    (0.03)      (0.38)      (0.49)      (0.35)      (0.08)      (0.05)
Total from
  investment operations                                   0.02        0.15        0.04        0.17        0.34        0.12
Less distributions
From net investment income                               (0.05)      (0.53)      (0.53)      (0.52)      (0.42)      (0.20)
From capital paid-in                                        --          --          --       (0.01)      (0.04)         --
                                                         (0.05)      (0.53)      (0.53)      (0.53)      (0.46)      (0.20)
Net asset value,
  end of period                                          $7.84       $7.46       $6.97       $6.61       $6.49       $6.41
Total return4(%)                                          0.23 5      2.04        0.65        2.43        5.49        1.83 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1         $22         $36         $69        $121        $185
Ratio of expenses
  to average net assets (%)                               1.62 6      1.59        1.61        1.63        1.64        1.63 6
Ratio of net investment income
  to average net assets (%)                               7.34 6      7.01        7.39        7.65        6.35        5.29 6
Portfolio turnover (%)                                     112          55 7        36 7        48          69          31

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                           5-31-02 1,8   11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $6.61          $6.49
Net investment income 3                                   0.35           0.21
Net realized and unrealized
  loss on investments                                    (0.08)         (0.05)
Total from
  investment operations                                   0.27           0.16
Less distributions
From net investment income                               (0.36)         (0.24)
From capital paid-in                                     (0.03)            --
                                                         (0.39)         (0.24)
Net asset value,
  end of period                                          $6.49          $6.41
Total return 4 (%)                                        4.34 5         2.41 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9           -- 9
Ratio of expenses
  to average net assets (%)                               0.60 6         0.52 6
Ratio of net investment income
  to average net assets (%)                               7.39 6         6.47 6
Portfolio turnover (%)                                      69             31

1 As required, effective June 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.03, decrease net realized and unrealized losses per share by $0.03, and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 7.59%, 6.89%, 6.88% and 7.92% for Class A, Class B. Class C and Class I shares, respectively. The effect of this change on per share amounts for the period ended November 30, 2002 was to decrease net investment income per share by $0.03, decrease net realized and unrealized losses per share by $0.03, and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 7.11%. 6.41%, 6.34% and 7.52%, for Class A, Class
  B, Class C and Class I shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

2 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Annualized.

7 Excludes merger activity.

8 Class C and Class I shares began operations on 5-1-98 and 9-4-01, respectively.

9 Less than $500,000.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Strategic Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended November 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On November 30, 2002, the Fund loaned securities having a market value of $329,533,471 collateralized by securities in the amount of $337,347,253.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At November 30, 2002, the Fund had deposited $2,158,000 in a segregated account to cover margin requirements on open futures contracts.

The Fund had the following open financial futures contracts on November
30, 2002:


                         NUMBER OF
OPEN CONTRACTS           CONTRACTS  POSITION  EXPIRATION   APPRECIATION

U.S. Treasury Note       1,660      Short     MARCH 03     $3,255,248


Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amounts of the underlying transactions.

The Fund had the following open forward foreign currency exchange contracts on November 30, 2002:

                                                       UNREALIZED
                  PRINCIPAL AMOUNT     EXPIRATION    APPRECIATION
CURRENCY          COVERED BY CONTRACT  MONTH        (DEPRECIATION)

BUYS
Euro              8,000,000            FEB 03           ($108,289)
                                                        ($108,289)

SELLS
Euro              16,000,000           FEB 03            $216,579
Euro              48,400,000           FEB 03            (308,619)
Pound Sterling    13,300,000           FEB 03              61,100
Pound Sterling    900,000              FEB 03                (925)
                                                         ($31,865)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $104,224,919 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: May 31, 2003 -- 20,212,296, May 31, 2004 -- 267,008, May 31, 2006 -- 1,008,800, May 31, 2007 --
1,503,470, May 31, 2008 -- 6,667,465, May 31, 2009 -- 19,893,294 and May
31, 2010 -- 54,672,586.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next
$250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30% of the
Fund's average daily net asset value in excess of $650,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended November 30, 2002, JH Funds received net up-front sales charges of $634,467 with regard to sales of Class A shares. Of this amount, $72,297 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $449,027 was paid as sales commissions to unrelated broker-dealers and $113,143 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended November 30, 2002, JH Funds received net up-front sales charges of $749,033 with regard to sales of Class C shares. Of this amount, $743,689 was paid as sales commissions to unrelated broker-dealers and $5,344 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended November 30, 2002, CDSCs received by JH Funds amounted to $874,467 for Class B shares and $49,825 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value attributable to Class I shares, plus certain out-of-pocket expenses. Effective January 1, 2003, for Class A, B and C shares, the Fund will pay a monthly transfer agent fee at an annual rate of 0.015% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of- pocket expenses. (Class I transfer agent fee structure will not be changing.)

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 5-31-02        PERIOD ENDED 11-30-02 1
                               SHARES         AMOUNT        SHARES         AMOUNT
CLASS A SHARES
Sold                       19,044,961   $124,496,209     8,325,840    $53,174,849
Distributions reinvested    3,741,086     24,420,081     1,814,311     11,537,795
Repurchased               (22,081,214)  (144,330,454)   (9,561,373)   (61,015,295)
Net increase                  704,833     $4,585,836       578,778     $3,697,349

CLASS B SHARES
Sold                       17,962,382   $117,444,858     9,358,071    $59,759,316
Distributions reinvested    2,809,785     18,334,392     1,523,229      9,690,275
Repurchased               (19,185,985)  (125,149,908)  (11,860,239)   (75,681,225)
Net increase (decrease)     1,586,182    $10,629,342      (978,939)   ($6,231,634)

CLASS C SHARES
Sold                       10,539,823    $68,818,077    12,109,486    $77,248,146
Distributions reinvested      526,992      3,435,782       430,397      2,737,331
Repurchased                (2,835,836)   (18,478,704)   (2,383,628)   (15,265,086)
Net increase                8,230,979    $53,775,155    10,156,255    $64,720,391

CLASS I 2
Sold                            1,513        $10,000            --             --
Net increase                    1,513        $10,000            --             --

NET INCREASE               10,523,507    $69,000,333     9,756,094    $62,186,106

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

2 Class I shares began operations on 9-4-01.



NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2002, aggregated $392,059,066 and $359,818,059, respectively.

The cost of investments owned on November 30, 2002, including short-term investments, for federal income tax purposes was $1,265,604,132. Gross unrealized appreciation and depreciation of investments aggregated $63,818,552 and $101,586,176, respectively, resulting in net unrealized depreciation of $37,767,624. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of amortization of premiums and accretion of discounts on debt securities and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

NOTE E
Change in accounting principle

Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $11,286,295 reduction in the cost of investments and a corresponding decrease in net unrealized depreciation of investments, based on securities held as of May 31, 2001.

The effect of this change for the year ended May 31, 2002, was to decrease net investment income by $6,110,390, decrease unrealized depreciation of investments by $1,594,697 and decrease net realized loss on investments by $4,515,693.

The effect of this change for the period ended November 30, 2002, was to decrease net investment income by $6,324,047, decrease unrealized depreciation of investments by $2,294,011 and decrease net realized loss on investments by $4,030,036.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



FOR YOUR
INFORMATION

TRUSTEES

Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                         www.jhfunds.com

By regular mail                         John Hancock Signature Services, Inc.
                                        1 John Hancock Way, Suite 1000
                                        Boston, MA 02217-1000

By express mail                         John Hancock Signature Services, Inc.
                                        Attn: Mutual Fund Image Operations
                                        529 Main Street
                                        Charlestown, MA 02129

Customer service representatives        1-800-225-5291

24-hour automated information           1-800-338-8080

TDD line                                1-800-554-6713


[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Strategic Income Fund.

910SA  11/02
        1/03